[LOGO] Z
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
       (800) 272-2700
Patricia Baronowski
The Altman Group
       (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             - SECTION 19A NOTICE

NEW YORK, January 8, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on December 31, 2008, payable January 12, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

           Distribution Estimates                  January 2009 (MTD)         Year-to-date (YTD) /(1)/
--------------------------------------------  ----------------------------- -----------------------------
                                                               Percentage                    Percentage
                                                Per Share      of Current     Per Share      of Current
                 (Sources)                        Amount      Distribution      Amount      Distribution
--------------------------------------------  -------------- -------------- -------------- --------------
Net Investment Income                         $        0.007         20.7%  $        0.100         22.3%
Net Realized Short-Term Capital Gains                     --          0.0%           0.043          9.4%
Net Realized Long-Term Capital Gains                      --          0.0%           0.003          0.7%
Return of Capital (or other Capital Source)            0.026         79.3%           0.304         67.6%
                                              -------------- -------------- -------------- --------------
Total Distribution                            $        0.033        100.0%  $        0.450        100.0%
                                              ============== ============== ============== ==============

--------
(1) YTD February 1, 2008 to January 6, 2009. (The distribution paid on January 10, 2008 was reportable for tax on Form 1099 in 2007)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended
  December 31, 2008 /(2)/                                                2.90%
Current Fiscal YTD Annualized Distribution Rate /(3)/                   11.45%

YTD Cumulative Total Return on NAV /(4)/                               -10.09%
YTD Cumulative Distribution Rate /(5)/                                  11.45%
--------
(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of December 31, 2008.
(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2008 to December 31, 2008, including distributions paid and assuming reinvestment of those distributions.
(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2008 to December 31, 2008 as a percentage of the Fund's NAV as of December 31, 2008.

    The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

                                                                          01/09

[LOGO] Z
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
       (800) 272-2700
Patricia Baronowski
The Altman Group
       (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             - SECTION 19A NOTICE

NEW YORK, February 10, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.032 per share to shareholders of record on February 12, 2009, payable February 25, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

           Distribution Estimates                  February 2009 (MTD)        Year-to-date (YTD) /(1)/
--------------------------------------------  ----------------------------- -----------------------------
                                                               Percentage                    Percentage
                                                Per Share      of Current     Per Share      of Current
                 (Sources)                        Amount      Distribution      Amount      Distribution
--------------------------------------------  -------------- -------------- -------------- --------------
Net Investment Income                         $        0.004         12.1%  $        0.004         12.1%
Net Realized Short-Term Capital Gains                     --          0.0%              --          0.0%
Net Realized Long-Term Capital Gains                      --          0.0%              --          0.0%
Return of Capital (or other Capital Source)            0.028         87.9%           0.028         87.9%
                                              -------------- -------------- -------------- --------------
Total Distribution                            $        0.032        100.0%  $        0.032        100.0%
                                              ============== ============== ============== ==============

--------
(1) YTD February 1, 2009 to January 6, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended
  January 30, 2009 /(2)/                                                 2.05%
Current Fiscal YTD Annualized Distribution Rate /(3)/                   10.39%

YTD Cumulative Total Return on NAV /(4)/                                -3.84%
YTD Cumulative Distribution Rate /(5)/                                   0.87%
--------
(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of January 30, 2009.
(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to January 30, 2009, including distributions paid and assuming reinvestment of those distributions.
(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to January 30, 2009 as a percentage of the Fund's NAV as of January 30, 2009.

    The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

                                                                          02/09

[LOGO] Z
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
       (800) 272-2700
Patricia Baronowski
The Altman Group
       (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             - SECTION 19A NOTICE

NEW YORK, March 11, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.030 per share to shareholders of record on March 12, 2009, payable March 25, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

          Distribution Estimates                  March 2009 (MTD)          Year-to-date (YTD) /(1)/
------------------------------------------- ----------------------------- -----------------------------
                                                             Percentage                    Percentage
                                              Per Share      of Current     Per Share      of Current
                (Sources)                       Amount      Distribution      Amount      Distribution
------------------------------------------- -------------- -------------- -------------- --------------
Net Investment Income                       $        0.000          0.0%  $        0.000          0.0%
Net Realized Short-Term Capital Gains                   --          0.0%              --          0.0%
Net Realized Long-Term Capital Gains                    --          0.0%              --          0.0%
Return of Capital (or other Capital Source)          0.030        100.0%           0.062        100.0%
                                            -------------- -------------- -------------- --------------
Total Distribution                          $        0.030        100.0%  $        0.062        100.0%
                                            ============== ============== ============== ==============

--------
(1) YTD February 1, 2009 to January 6, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended
  February 27, 2009 /(2)/                                                0.84%
Current Fiscal YTD Annualized Distribution Rate /(3)/                   10.83%

YTD Cumulative Total Return on NAV /(4)/                                -8.25%
YTD Cumulative Distribution Rate /(5)/                                   1.81%
--------
(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of February 27, 2009.
(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to February 27, 2009, including distributions paid and assuming reinvestment of those distributions.
(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to February 27, 2009 as a percentage of the Fund's NAV as of February 27, 2009.

    The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

                                                                          03/09

[LOGO] Z
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
       (800) 272-2700
Patricia Baronowski
The Altman Group
       (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             - SECTION 19A NOTICE

NEW YORK, April 8, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.032 per share to shareholders of record on April 13, 2009, payable April 27, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

          Distribution Estimates                  April 2009 (MTD)          Year-to-date (YTD) /(1)/
------------------------------------------- ----------------------------- -----------------------------
                                                             Percentage                    Percentage
                                              Per Share      of Current     Per Share      of Current
                (Sources)                       Amount      Distribution      Amount      Distribution
------------------------------------------- -------------- -------------- -------------- --------------
Net Investment Income                       $        0.000          0.0%  $        0.000          0.0%
Net Realized Short-Term Capital Gains                   --          0.0%              --          0.0%
Net Realized Long-Term Capital Gains                    --          0.0%              --          0.0%
Return of Capital (or other Capital Source)          0.032        100.0%           0.094        100.0%
                                            -------------- -------------- -------------- --------------
Total Distribution                          $        0.032        100.0%  $        0.094        100.0%
                                            ============== ============== ============== ==============

--------
(1) YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended
  March 31, 2009 /(2)/                                                   1.98%
Current Fiscal YTD Annualized Distribution Rate /(3)/                   10.05%

YTD Cumulative Total Return on NAV /(4)/                                -2.72%
YTD Cumulative Distribution Rate /(5)/                                   2.51%
--------
(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of March 31, 2009.
(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to March 31, 2009, including distributions paid and assuming reinvestment of those distributions.
(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to March 31, 2009 as a percentage of the Fund's NAV as of March 31, 2009.

    The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

                                                                          04/09

[LOGO] Z
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
       (800) 272-2700
Patricia Baronowski
The Altman Group
       (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             - SECTION 19A NOTICE

NEW YORK, May 8, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.032 per share to shareholders of record on May 11, 2009, payable May 26, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

          Distribution Estimates                   May 2009 (MTD)           Year-to-date (YTD) /(1)/
------------------------------------------- ----------------------------- -----------------------------
                                                             Percentage                    Percentage
                                              Per Share      of Current     Per Share      of Current
                (Sources)                       Amount      Distribution      Amount      Distribution
------------------------------------------- -------------- -------------- -------------- --------------
Net Investment Income                       $        0.001          1.9%  $        0.001          0.5%
Net Realized Short-Term Capital Gains                   --          0.0%              --          0.0%
Net Realized Long-Term Capital Gains                    --          0.0%              --          0.0%
Return of Capital (or other Capital Source)          0.031         98.1%           0.125         99.5%
                                            -------------- -------------- -------------- --------------
Total Distribution                          $        0.032        100.0%  $        0.126        100.0%
                                            ============== ============== ============== ==============

--------
(1) YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended
  April 30, 2009 /(2)/                                                   3.13%
Current Fiscal YTD Annualized Distribution Rate /(3)/                    9.85%

YTD Cumulative Total Return on NAV /(4)/                                 0.57%
YTD Cumulative Distribution Rate /(5)/                                   3.28%
--------
(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of April 30, 2009.
(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to April 30, 2009, including distributions paid and assuming reinvestment of those distributions.
(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to April 30, 2009 as a percentage of the Fund's NAV as of April 30, 2009.

    The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

[LOGO] Z
FOR IMMEDIATE RELEASE

For Further Information:
Zweig Funds Shareholder Services
       (800) 272-2700
Patricia Baronowski
The Altman Group
       (212) 400-2604

      THE ZWEIG TOTAL RETURN FUND, INC. DISCLOSES SOURCES OF DISTRIBUTION
                             - SECTION 19A NOTICE

NEW YORK, June 9, 2009 - The Board of Directors of The Zweig Total Return Fund, Inc. (NYSE: ZTR) declared a distribution of $0.033 per share to shareholders of record on June 11, 2009, payable June 24, 2009. The Fund has a Managed Distribution Plan to pay 10 percent of the Fund's net asset value ("NAV") on an annualized basis. The Board believes that regular, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders.

The following is a required Section 19A notice:

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

This notice discloses information on the sources of the distribution as required by SEC Rule 19(a) of the Investment Company Act of 1940 and the Fund's SEC Exemptive Order under Section 19(b) as follows:

          Distribution Estimates                   June 2009 (MTD)          Year-to-date (YTD) /(1)/
------------------------------------------- ----------------------------- -----------------------------
                                                             Percentage                    Percentage
                                              Per Share     of Current      Per Share      of Current
                (Sources)                       Amount      Distribution      Amount      Distribution
------------------------------------------- -------------- -------------- -------------- --------------
Net Investment Income                       $        0.011         32.9%  $        0.011           7.2%
Net Realized Short-Term Capital Gains                   --          0.0%              --           0.0%
Net Realized Long-Term Capital Gains                    --          0.0%              --           0.0%
Return of Capital (or other Capital Source)          0.022         67.1%           0.148          92.8%
                                            -------------- -------------- -------------- --------------
Total Distribution                          $        0.033        100.0%  $        0.159         100.0%
                                            ============== ============== ============== ==============

--------
(1) YTD February 1, 2009 to January 11, 2010. (The distribution paid on January 12, 2009 was reportable for tax on Form 1099 in 2008)

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund's performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund's NAV and not the market price of the Fund's shares. Performance figures are not meant to represent individual shareholder performance.

Average Annual Total Return on NAV for the 5-year period ended
  May 29, 2009 /(2)/                                                     3.95%
Current Fiscal YTD Annualized Distribution Rate /(3)/                    9.54%

YTD Cumulative Total Return on NAV /(4)/                                 4.93%
YTD Cumulative Distribution Rate /(5)/                                   3.98%
--------
(2) Average Annual Total Return on NAV is the annual compound return for the five year period. It reflects the change in the Fund's NAV and reinvestment of all distributions.
(3) Current Fiscal YTD Annualized Distribution Rate is the Cumulative Distribution Rate annualized as a percentage of the Fund's NAV as of May 29, 2009.
(4) YTD Cumulative Total Return on NAV is the percentage change in the Fund's NAV from January 1, 2009 to May 29, 2009, including distributions paid and assuming reinvestment of those distributions.
(5) YTD Cumulative Distribution Rate is the dollar value of distributions from January 1, 2009 to May 29, 2009 as a percentage of the Fund's NAV as of May 29, 2009.

    The Zweig Total Return Fund, Inc. is a closed-end fund with an investment objective to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital. The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact Shareholder Services at 800.272.2700 or visit us on the web at www.virtus.com.

ZTR Cusip: 989837109

                                                                          06/09